MANAGERS TRUST II
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Managers Science & Technology Fund, Managers 20 Fund, Managers Mid-Cap Fund,
Managers Large-Cap Fund, Managers Convertible Securities Fund, Managers High Yield Fund, Managers Fixed Income Fund (each a "Fund" and collectively the "Funds")

			Supplement dated April 19, 2004
		     to the Prospectus dated April 1, 2004

			    *     *     *     *

The following information supersedes any information to the contrary relating to the Funds contained in the Funds' Prospectus dated April 1, 2004:

Portfolio Managers of the Funds
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Gregory J. Hahn, CFA, joined 40|86 in 1989, served as Senior Vice President
of Investments beginning in 1993 and is currently Chief Fixed Income Investment Officer and Senior Vice President, Portfolio Analytics of 40|86. He is responsible for managing the fixed-income portion of Managers Balanced Fund.

Thomas G. Hauser, CFA, is a Vice President of, and has been a portfolio manager for, 40|86 since 2001. Prior to joining 40|86, he was a Vice President of, and a portfolio manager for, Van Kampen Investments from 1993 to 2001. He is responsible for managing Managers High Yield Fund.

Leo J. Dierckman, joined 40|86 in 1999 as a Securities Analyst and is currently Second Vice President- Fixed Income Research of 40|86. Prior to joining 40|86, Mr. Dierckman served as Vice President of Finance for HealthCareContinuum from 1989 to 1999. He is responsible for managing Managers Convertible Securities Fund.

Mike Richman, joined 40|86 in 1997, served as an Investment Analyst in 40|86's Investment Reporting department beginning in 1998 and is an Assistant Vice President and Portfolio Manager of 40|86. He is responsible for managing Managers Fixed Income Fund.

CEP utilizes a team approach to manage Managers Mid-Cap Fund, Managers Large-Cap Fund and the equity portion of Managers Balanced Fund.

Oak utilizes a team approach to manage Managers Science & Technology Fund and Managers 20 Fund.


April 19, 2004